UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th Floor,
Box 70381, Stockholm, Sweden	SE-107 24
(Address of principal executive offices)	(Zip code)

+46 8 587 206 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	ALV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On July 17, 2024, Autoliv, Inc. (the “Company”), together with its wholly owned subsidiary, Autoliv ASP, Inc., entered into a new Revolving Credit Facility Agreement (the “Agreement”) with Standard Chartered Bank, as the mandated lead arranger, the original lender, and the facility agent.

The Agreement provides for a US$125,000,000 revolving credit facility (the “Facility”) that matures on May 23, 2029. Under the terms of the Agreement, the Company will pay a commitment fee on the undrawn amount of 0.14875% per annum, representing 35% of the applicable margin, which depends on the Company’s credit ratings and is currently 0.425%. The Company may during a period of up to five years draw loans of varying maturities, and any amounts drawn by the Company under the Facility will be used for general corporate purposes. The Facility is guaranteed by the Company and Autoliv ASP, Inc. As with all of the existing principal debt arrangements of the Company, the Agreement does not contain any financial covenants but does include customary events of default. As of July 18, 2024, no borrowings were drawn under the Facility.

The foregoing description of the Agreement does not purpose to be complete and is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2024.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this report is hereby incorporated by reference under this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and General Counsel

Date: July 18, 2024